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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 19, 2003
         ---------------------------------------------------------------

                                 EXEGENICS INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     333-26078                 75-2402409
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                                2110 Research Row
                               Dallas, Texas 75235

                         (Address of principal executive
                           offices including zip code)

                                 (214) 358-2000

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
                                      ----
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure.

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of eXegenics Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 19, 2003                       /s/ Ronald L. Goode
                                            ---------------------------
                                            RONALD L. GOODE
                                            PRINCIPAL EXECUTIVE OFFICER


Dated: March  19, 2003                      /s/ David E. Riggs
                                            ---------------------------
                                            DAVID E. RIGGS
                                            VICE PRESIDENT, FINANCE
                                            (CHIEF FINANCIAL OFFICER)

         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EXEGENICS INC.
                                      (Registrant)

Dated:   Dated: March  19, 2003       By: /s/ Ronald L. Goode
                                          -------------------------------------
                                          Ronald L. Goode
                                          President and Chief Executive Officer